UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2009

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Amendment of Five Year Credit Agreement

On August 17, 2009, Agilent Technologies, Inc. (“Agilent”) entered into a Fourth Amendment (the “Fourth Amendment”) to the Five Year Credit Agreement dated May 11, 2007 (the “Credit Agreement”) among Agilent, certain lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administration agent.

The Fourth Amendment amends the Credit Agreement in three respects. First, it amends the Credit Agreement to provide that up to $1 billion of indebtedness incurred during the period from August 17, 2009 through the closing of the pending merger with Varian, Inc. (the “Acquisition Period”) will not be treated as indebtedness, for purposes of the leverage ratio covenant in the Credit Agreement, until the later of (1) August 1, 2010 and (2) the first day of the month following the ninth full calendar month after the closing of the merger (or, if the merger agreement for the pending merger with Varian, Inc. shall be terminated prior to August 1, 2010, the date of such termination).

Second, the Fourth Amendment increases the amount of certain structured financing that Agilent is permitted to incur during the Acquisition Period by $500 million, to a total of $2 billion.

Third, the Fourth Amendment reduces the amount of certain secured indebtedness that Agilent is permitted to incur from $300 million to $75 million during the Acquisition Period.

A copy of the Fourth Amendment is filed herewith as Exhibit 10.5 and is incorporated herein by reference.  The foregoing description is qualified in its entirety by reference to the full text of the agreement.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Five Year Credit Agreement, dated May 11, 2007, by and among the Company, the Lenders parties thereto, and JPMorgan Chase Bank, N.A., as administration agent (Incorporated by reference to Exhibit 10.1 of Agilent’s Form 8-K filed with the SEC on May 14, 2007)

10.2

First Amendment to Five Year Credit Agreement, dated March 3, 2008, by and among Agilent, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administration agent (Incorporated by reference to Exhibit 10.1 of Agilent’s Form 10-Q filed with the SEC on March 7, 2008)

10.3

Second Amendment to Five Year Credit Agreement, dated June 13, 2008, by and among Agilent, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administration agent (Incorporated by reference to Exhibit 10.3 of Agilent’s Form 8-K filed with the SEC on June 19, 2008)

10.4

Third Amendment dated as of November 7, 2008 to Five-Year Credit Agreement, dated May 11, 2007, by and among Agilent Technologies, Inc., the Lenders party thereto, and JPMorgan Chase Bank, N.A., as administration agent (Incorporated by reference to Exhibit 10.70 of Agilent’s Form 10-K filed with the SEC on December 19, 2008)

10.5

Fourth Amendment dated as of August 17, 2009 to Five-Year Credit Agreement, dated May 11, 2007, by and among Agilent Technologies, Inc., the Lenders party thereto, and JPMorgan Chase Bank, N.A., as administration agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/Marie Oh Huber
	Name:	Marie Oh Huber
	Title:	Vice President, Deputy General Counsel and
Assistant Secretary

Date: August 24, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1

Five Year Credit Agreement, dated May 11, 2007, by and among the Company, the Lenders parties thereto, and JPMorgan Chase Bank, N.A., as administration agent (Incorporated by reference to Exhibit 10.1 of Agilent’s Form 8-K filed with the SEC on May 14, 2007)

10.2

First Amendment to Five Year Credit Agreement, dated March 3, 2008, by and among Agilent, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administration agent (Incorporated by reference to Exhibit 10.1 of Agilent’s Form 10-Q filed with the SEC on March 7, 2008)

10.3

Second Amendment to Five Year Credit Agreement, dated June 13, 2008, by and among Agilent, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administration agent (Incorporated by reference to Exhibit 10.3 of Agilent’s Form 10-K filed with the SEC on June 19, 2008)

10.4

Third Amendment dated as of November 7, 2008 to Five-Year Credit Agreement, dated May 11, 2007, by and among Agilent Technologies, Inc., the Lenders party thereto, and JPMorgan Chase Bank, N.A., as administration agent (Incorporated by reference to Exhibit 10.70 of Agilent’s Form 10-K filed with the SEC on December 19, 2008)

10.5

Fourth Amendment dated as of August 17, 2009 to Five-Year Credit Agreement, dated May 11, 2007, by and among Agilent Technologies, Inc., the Lenders party thereto, and JPMorgan Chase Bank, N.A., as administration agent